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                                EXHIBIT (8)(a)(1)


  AMENDED SCHEDULE A TO PARTICIPATION AGREEMENT BY AND BETWEEN PUTNAM VARIABLE
                        TRUST, PUTNAM MUTUAL FUNDS CORP.
                         AND PFL LIFE INSURANCE COMPANY
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                                     AMENDED
                                   SCHEDULE A

                           EFFECTIVE September 1, 2000
                                     -----------------

                        ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

---------------------------------------- -------------------------------------- ------------------------------------------------
   Name of Separate Account and Date      Policies Funded by Separate Account          Portfolios Applicable to Policies
   Established by Board of Directors

    PFL Retirement Builder Variable        PFL Life Insurance Company Policy             Putnam VT Global Growth Fund
    Annuity Account March 29, 1996                       Form                          Putnam VT Growth and Income Fund
                                                 No. AV288-101-95-796                 Putnam VT Growth Opportunities Fund
                                          (including successor forms, addenda             Putnam VT Money Market Fund
                                         and endorsements - may vary by state              Putnam VT New Value Fund
                                          under marketing names: "Retirement
                                            Income Builder Variable Annuity"
                                           "Portfolio Select Variable Annuity"
                                            (or successor marketing names)

---------------------------------------- -------------------------------------- ------------------------------------------------

         Separate Account VA I             PFL Life Insurance Company Policy           Putnam VT Diversified Income Fund
             May 15, 2000                                Form                     Putnam VT The George Putnam Fund of Boston
                                                 No. AV288-101-95-796                  Putnam VT Growth and Income Fund
                                          (including successor forms, addenda                Putnam VT Income Fund
                                         and endorsements - may vary by state              Putnam VT Investors Fund
                                                under marketing names:                     Putnam VT New Value Fund
                                          "The U.S. Bancorp Investments Inc.
                                             Principal-Plus Variable Annuity"
                                            (or successor marketing names)

---------------------------------------- -------------------------------------- ------------------------------------------------

PFL LIFE INSURANCE COMPANY                                             PUTNAM VARIABLE TRUST

By:      /s/ Larry N. Norman                                           By:      /s/ John Verami
   --------------------------------------------------                     -------------------------------------------------

Name:     Larry N. Norman                                              Name:    John Verami
     ------------------------------------------------                        ----------------------------------------------

Title:   President                                                     Title:   Vice President
      -----------------------------------------------                        ----------------------------------------------

Date:    10/9/2000                                                     Date:    10/4/2000
     ------------------------------------------------                       -----------------------------------------------

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PUTNAM RETAIL MANAGEMENT, INC.

By:      /s/ Eric S. Levy
   -----------------------------------------

Name:    Eric S. Levy
     ---------------------------------------

Title:   Senior Vice President
      --------------------------------------

Date:    10/2/2000
     ---------------------------------------